UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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The 2023 ETF Series Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The 2023 ETF Series Trust II
53 State Street
Boston, Massachusetts 02109
September 15, 2025
Dear Shareholder:
A Special Meeting of the Shareholders of The 2023 ETF Series Trust II (the “Trust”) will be held on October 16, 2025 at 10:30am, Eastern Daylight Time at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 53 State Street, 36th floor, Boston, MA 02109 (together with any postponements or adjournments, the “Special Meeting”). The Special Meeting is being held to ask shareholders to vote on a proposal to elect four nominees, Paul Braverman, Peter Tufano, Enrique Chang, and Dina Santoro (each, a “Nominee” and together, the “Nominees”), to the Trust’s Board of Trustees (the “Board”). The Board is seeking your vote to elect the Nominees.
The Trust needs your vote. If you have received this mailing, you are a shareholder of record as of September 8, 2025 of one or more of the series of the Trust (collectively, the “Funds”). You are entitled to vote at the Special Meeting and any adjournments of the Special Meeting. We realize that most shareholders will not attend the Special Meeting and vote their shares during the Special Meeting, so you may also vote your shares by proxy by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the Special Meeting, you may revoke your proxy by: (1) providing written notice to the Trust at The 2023 ETF Series Trust II, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, Attn: Shareholder Services, (2) resubmitting your proxy, or (3) by attending the Special Meeting in person and casting your vote in real time.
If you have questions about the proposal described in the Proxy Statement or about the procedures to vote your shares, please call the Trust’s proxy solicitor, Broadridge Financial Solutions, Inc. toll free at 1-855-206-1117. Your participation in this vote is extremely important.
We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.
Sincerely,
/s/ Douglas Y Charton
Douglas Y Charton
Secretary

Your vote is important – please VOTE promptly.
Shareholders are urged to sign and mail the enclosed proxy in the enclosed prepaid envelope or vote by telephone or over the internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on October 16, 2025:
This Proxy Statement is Available at https://www.gmo.com/americas/legal-and-compliance/
THE 2023 ETF SERIES TRUST II
GMO Beyond China ETF
GMO International Quality ETF
GMO International Value ETF
GMO Systematic Investment Grade Credit ETF
GMO U.S. Quality ETF
GMO U.S. Value ETF
53 State Street
Boston, Massachusetts 02109
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Shareholders of The 2023 ETF Series Trust II (the “Trust”):
Notice is hereby given that a special meeting (the “Special Meeting”) of the shareholders of the GMO Beyond China ETF, GMO International Quality ETF, GMO International Value ETF, GMO Systematic Investment Grade Credit ETF, GMO U.S. Quality ETF, and GMO U.S. Value ETF (each, a “Fund” and collectively, the “Funds”) will be held on October 16, 2025 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), located at 53 State Street, 36th floor, Boston, MA 02109 at 10:30am, Eastern Daylight Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:
1.	To elect nominees to the Board of Trustees, as described in the accompanying Proxy Statement.
2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.
The Board of Trustees unanimously recommends you vote FOR the election of each nominee identified in this Proxy Statement to serve as a Trustee of the Board of Trustees. Only those shareholders of each Fund as of the close of business on September 8, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Shareholders of all Funds vote together as a single class on the election of Trustees. Copies of the accompanying proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at https://www.gmo.com/americas/legal-and-compliance/. You are welcome to attend the Special Meeting to cast your vote. If you cannot attend, please vote by mail, telephone, or internet by following the instructions on the enclosed proxy card. If you have questions, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at 1-855-206-1117. It is important that you vote.
By order of the Board of Trustees of the Trust,
/s/ Douglas Y. Charton
Douglas Y. Charton
Secretary
September 15, 2025

PROXY STATEMENT
THE 2023 ETF SERIES TRUST II
GMO Beyond China ETF
GMO International Quality ETF
GMO International Value ETF
GMO Systematic Investment Grade Credit ETF
GMO U.S. Quality ETF
GMO U.S. Value ETF
53 State Street
Boston, Massachusetts 02109

INTRODUCTION
The enclosed proxy is solicited by the Trustees of The 2023 ETF Series Trust II (the “Trust”) for use at the Special Meeting of Shareholders of GMO Beyond China ETF, GMO International Quality ETF, GMO International Value ETF, GMO Systematic Investment Grade Credit ETF, GMO U.S. Quality ETF, and GMO U.S. Value ETF (each, a “Fund” and collectively, the “Funds”) to be held on October 16, 2025 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Manager”), located at 53 State Street, 36th floor, Boston, MA 02109 at 10:30 am, Eastern Daylight Time, and any postponement or adjournment thereof (the “Special Meeting”), for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record as of the close of business on September 8, 2025 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or around September 16, 2025.
The Trustees recommend that you vote:
1.	FOR the election of each nominee to the Board of Trustees.
2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.
Six series of the Trust had shareholders as of September 8, 2025 (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is

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entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each nominee.
PROPOSAL 1: ELECTION OF TRUSTEES
Background for Proposal. GMO currently manages mutual funds and exchange-traded funds within separate trusts. Given this structure, the GMO mutual funds (the “Mutual Funds”) and exchange-traded funds (the “Funds” or “GMO ETFs” and collectively with the Mutual Funds, the “GMO Funds”) are currently overseen by separate boards. The proposal, if approved, would result in a single, unified board with the same trustees across all GMO Funds. Each nominee for Trustee currently serves as a trustee of the Mutual Funds and, collectively, the nominees comprise the entire Board of Trustees of the Mutual Funds. To promote operational efficiencies and administrative convenience, GMO and the Trustees recommend that a single set of trustees serve the Mutual Funds and the Funds. To effect this change, subject to shareholder approval, all of the nominees described herein would replace the current Trustees on the Board of the Trust. If the nominees are elected by shareholders of the Funds, the current Trustees will resign as of the date on which the nominees become Trustees. That date is expected to be on or around October 16, 2025.
About the Nominees. The Trustees propose that shareholders elect Paul Braverman, Peter Tufano, Enrique Chang, and Dina Santoro as Trustees of the Trust (each, a “Nominee” and collectively, the “Nominees”).
As described in additional detail below under “Committees of the Board of Trustees”, the Nominating Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying and evaluating the skill sets and qualifications of potential candidates. In recommending the election of the Nominees, the Nominating Committee generally considered the educational, business, and professional experience of each Nominee in determining his or her qualifications to serve as a Trustee of the Trust, as well as the complementary skills and experience of the Nominees as a group. With respect to the Nominees, the Committee considered, among other factors, the particular attributes described below and elsewhere in this Proxy Statement:
Paul Braverman. Mr. Braverman’s experience serving as trustee of the Mutual Funds and as a director of other companies, his professional training and his experience as a certified public accountant and his experience in the management of a leading investment management firm.

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Peter Tufano. Mr. Tufano’s experience serving as trustee of the Mutual Funds and as a director of other companies, and his professional training and academic experience, including as a dean and professor of leading business schools and as a published author on a variety of finance-related topics.
Enrique Chang. Mr. Chang’s experience as a senior executive in the asset management industry, including his service as president and chief investment officer of leading investment management firms, and his professional training and experience in business.
Dina Santoro. Ms. Santoro’s experience serving as trustee of the Mutual Funds, as a senior executive in the asset management industry, including her service as a mutual fund director and chief executive officer, her professional training and experience in business and finance, as well as her perspective on Fund-related matters as a senior executive of GMO.
Independent Trustees. The Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the Trust have a minimum percentage of Trustees who are not “interested persons” of the Trust or the Funds’ investment manager (referred to as “Independent Trustees” throughout this Proxy Statement). Messrs. Braverman, Tufano and Chang, if elected, would each serve as an Independent Trustee.
Interested Trustee. Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust or the Funds’ investment manager are referred to as “Interested Trustees” throughout this Proxy Statement. Ms. Santoro is an interested person of the Manager due to her position as Chief Operating Officer of the Manager and thus, if elected, would serve as an Interested Trustee.

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The following table sets forth the ages and a description of the principal occupations of the Nominees. The address of each nominee is c/o GMO, 53 State Street, 33rd Floor, Boston, Massachusetts 02109.

Name and Age	Principal Occupation(s) During Past 5 Years	# of Portfolios in Mutual Fund Complex Overseen by Nominee	Other Public/Investment Company Directorships Held by Nominee
INDEPENDENT TRUSTEE NOMINEES
Paul Braverman YOB:1949	Retired	10	Chairman of the Board of Trustees of GMO Trust (31 portfolios) since November 2024; Trustee of GMO Trust since March 2010.
Enrique Chang YOB: 1962	Global Chief Investment Officer, Janus Henderson Investors, 2017-2022.	10	Trustee of GMO Trust (31 portfolios) since September 2025.
Peter Tufano YOB: 1957	Peter Moores Professor of Finance (July 1, 2011 – June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022)	10	Trustee of GMO Trust (31 portfolios) since 2008.
INTERESTED TRUSTEE NOMINEE
Dina Santoro[1] YOB: 1973
Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-December 2022); President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-September 2022); Director, Voya Funds Services, LLC (March 2018-September 2022).
		10	Trustee and President of GMO Trust (31 portfolios) since February 2023; Voya Separate Portfolios Trust (July 2018 – December 2022).

1 Ms. Santoro would be an “interested person” of the Trust, as such term is used in the 1940 Act, by virtue of her positions with GMO indicated in the table above.

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Each of the Nominees has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. The term of office of each Nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, as provided in the Trust’s governing documents. If any of the Nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Effective upon, and subject to, the election of the Nominees, the current Trustees will resign as Trustees.
Current Trustees. The management and affairs of the Trust and its series, including each Fund are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, pursuant to which certain companies provide essential services to the Trust.
The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of a Fund’s service providers present the Board with information concerning, among other things, the investment objectives, strategies, and risks of a Fund. The Trust’s Chief Compliance Officer, personnel of the Manager and other service providers (such as a Fund’s independent accountants), make periodic reports to the Audit Committee and/or to the Board to assist the Board in fulfilling its risk oversight role and responsibilities on an ongoing basis. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to each Fund by the Manager and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to renew the advisory agreement with the Manager, the Board meets with the Manager to review such services. Among other things, the Board regularly considers the Manager’s adherence to each Fund’s investment restrictions, compliance with various Fund policies, procedures and applicable securities regulations, and reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Manager risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Manager. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the

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policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board has designated the Manager as the Funds’ valuation designee that, subject to the oversight of the Board, is responsible for implementing the Trust’s valuation policy with respect to the Funds and providing reports to the Board concerning Fund investments for which market quotations are not readily available and, thus, are fair valued by the Manager as valuation designee pursuant to the Manager’s fair valuation policy and procedures. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in any Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
The Board recognizes that not all risks that may affect each Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Manager and other service providers each of which has an independent interest in risk management but whose policies (and the methods by which one or more risk management functions are carried out) may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
There are currently four members of the Board, all of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Robert Howard serves as Chairman of the Board and serves as a liaison for the Board with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and sets the agenda for meetings of the Board. Independent Trustees comprise 100% of the Board. The Trust has

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determined its leadership structure, in which the Chairman of the Board is an Independent Trustee, is appropriate given the specific characteristics and circumstances of the Trust. The following table sets forth the ages and a description of the principal occupations of the current Trustees. The address of each current Trustee is c/o GMO, 53 State Street, 33rd Floor, Boston, Massachusetts 02109.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Robert Howard (1971)	Trustee	Since 2023	Founder and Chief Investment Officer, Sierra Brook Capital, LLC (since 2016); Founder and President, Sierra Investments PR LLC (since 2022)	10	Trustee and Chairman of the Board of The 2023 ETF Series Trust (6 portfolios) (2023-present)
Joan Binstock (1954)	Trustee	Since 2023	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (since 2018)	10
Trustee of The 2023 ETF Series Trust (6 portfolios) (2023-present); Independent Director, Confluence Technologies (since 2023); Independent Director, KKR Real Estate Select Trust Inc. (since 2020); Independent Director, Morgan Stanley Direct Lending Fund (since 2019); Independent Director, BBH Trust (since 2019); Independent Director, Simcorp A/S (2018-2023)

Ellen Needham (1967)	Trustee	Since 2023	Senior Managing Director, State Street Global Advisors (1992-2023); Chairman, SSGA Funds Management, Inc. (2020-2023); President and Director, SSGA Funds Management, Inc. (2001-2023); Director, State Street Global Advisors, Funds Distributors, LLC (2017-2023)	10
Independent Director, Goldentree Opportunistic Credit Fund (June 2025 - present); Independent Trustee, Russell Investment Company and Russell Investment Funds (45 portfolios) (2024-present); Trustee of The 2023 ETF Series Trust (6 portfolios) (2023-present); Interested Director, SSGA SPDR ETFs Europe I plc (2020-2023); Interested Director, SSGA SPDR ETFs Europe II plc (2020-2023); Interested Trustee, State Street Navigator Securities Lending Trust, State Street

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years

Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, and Elfun Funds (2019-2023); Director, State Street Variable Insurance Series Funds, Inc. (2019-2023)

Thomas Lydon, Jr. (1960)	Trustee	Since 2023	President, Lydon Asset Management (dba Global Trends Investments) (since 1996); Vice Chairman, VetaFi LLC (2021-2024); Co-Chief Executive Officer, ETF Flows LLC (2019-2022).	10	Trustee of The 2023 ETF Series Trust (6 portfolios) (2023-present); Independent Trustee, Guggenheim Managed Funds (since 2005); Director, US Global Investors, Inc. (since 1995)

1 Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared incompetent by a court of competent jurisdiction, or is removed. As noted elsewhere herein, each current Trustee intends to resign upon, and subject to, the election of the Nominees by shareholders at the Special Meeting.
Committees of the Board of Trustees. The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board in performing its functions and duties under the 1940 Act and Delaware law.
The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.
Audit Committee. The Board has an Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the

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independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee meets periodically, as necessary, and met four times during the most recently completed fiscal year.
Nominating Committee. The Board has a Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders unless submitted in accordance with the Nominating Charter and the appendices thereto. The Nominating Committee meets periodically, as necessary, and met once during the most recently completed fiscal year. The charter of the Nominating Committee is included in Exhibit A.
As noted above, the Nominating Committee has responsibility for recommending to the Board the nomination of candidates for election as Trustees, including identifying, and evaluating the skill sets and qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s officers, the Trust’s investment adviser, current shareholders or other sources that the Nominating Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Nominating Committee has full discretion to reject any nominees, including those recommended by shareholders.

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The Nominating Committee considers a variety of qualifications, skills and other attributes in evaluating potential candidates for nomination to the Board of Trustees. Potential nominees may be considered in light of any factor the Nominating Committee members deem relevant, including their professional experience, education, skill, collegiality, and other individual qualities and attributes that contribute to Board diversity.
Impact of Unified Board for GMO Funds. If the Nominees are elected by shareholders of the Trust, resulting in the proposed unified board structure, the Board expects that the current Board leadership structure and oversight roles will change to more closely resemble the current leadership structure and oversight roles of the Board of Trustees of the Mutual Funds. The Board of the Mutual Funds currently has the following committees: Audit Committee, Pricing Committee, Investment Risk Oversight Committee, Operations Risk Oversight Committee, and Governance Committee. Each committee takes such actions and conducts reviews and evaluations of certain matters consistent with their charters or in policies and procedures relating to the governance and oversight of the Mutual Funds and make recommendations to the Mutual Fund trustees as they deem appropriate. Each committee is chaired by an Independent Trustee.
Shareholder Communication with Trustees. The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder. Shareholders may send communications to the Trustees to the following address:
To the Attention of the Board of Trustees
The 2023 ETF Series Trust II
c/o Chief Compliance Officer
53 State Street
Floor 33
Boston, MA 02109
Meetings. During the fiscal year ended June 30, 2025, the Board of Trustees held four regular meetings and one special meeting. During the fiscal year ended June 30, 2025, the Audit Committee held four meetings and the Nominating Committee held one meeting. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the committees on which he or she served.

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Compensation of Trustees. Exhibit B sets forth the compensation paid to the Trustees during the fiscal year ended June 30, 2025. Independent Trustee fees are paid by GMO and not by the Funds. The Trust has no pension or retirement plan.
The Nominees, in their capacity as Independent Trustees of the Mutual Funds, receive compensation from the Mutual Funds for their service on the Mutual Fund board. Each Independent Trustee receives an annual retainer from the Mutual Funds for his services. In addition, each Chairman of the Mutual Fund standing committees and the Chairman of the Mutual Fund Board of Trustees receives an annual fee. The Mutual Funds reimburse the Independent Trustees for travel expenses incurred in connection with attending Board and committee meetings. The Mutual Funds pay no additional compensation for travel time to meetings, attendance at director’s education seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Mutual Funds do reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. The Nominees, if elected, have no current plans to increase their compensation in connection with their assumption of oversight of the Funds. A portion of the compensation the Nominees receive from the Mutual Funds would be allocated to the Funds. However, under the unitary fee arrangement between the Funds and GMO, GMO pays for the compensation of the current Trustees, and GMO would similarly pay for the portion of the compensation of the Nominees, if elected, that is allocated to the Funds. Accordingly, the election of the Nominees will not result in any increase in cost to the Funds or shareholders.
Additional Information about the Nominees. Please refer to Exhibit C and Exhibit D for information concerning the Nominees’ beneficial ownership, if any, of shares of the Funds, GMO, and Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal underwriter, including entities directly or indirectly controlling, controlled by or under common control with, GMO or the Distributor.
Required Vote. Pursuant to the Trust’s Second Amended and Restated Declaration of Trust (“Declaration of Trust”), 30% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.
THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

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Further Information about Voting and the Special Meeting
Quorum and Methods of Tabulation. Under the Declaration of Trust, 30% of the shares entitled to vote, present in person or represented by proxy, constitute a quorum. If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Trust present at the Meeting in person or by proxy may adjourn the Special Meeting with respect to the proposal(s) to permit further solicitation of proxies.
The shareholders of all Funds vote together as a single class on the election of Trustees. Votes cast by proxy or by shareholders in real time at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting.
The Tellers will count the total number of votes cast “for” approval of the election of Trustees for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of the election.
Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.
Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust or Broadridge Financial Solutions, Inc. (“Broadridge”), (ii) by a properly executed later-dated proxy received by the Secretary of the Trust or Broadridge, or (iii) by submitting a vote in real time at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy.  Shareholders may revoke a proxy as often as they wish before the Special Meeting.  Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.
Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. Neither the Declaration of Trust nor the By-Laws of the Trust provide for annual meetings of shareholders, but the Trustees may, from time to

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time, schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.
Adjournment. In the event that a quorum is not present and/or sufficient votes in favor of the election of Trustees are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the election. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question by shareholders present or by proxy at the session of the Special Meeting to be adjourned, whether or not a quorum is present, as required by the Declaration of Trust and the Trust’s By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the election of one or more nominees. They will vote against any such adjournment those proxies required to be voted against all nominees. GMO will pay the costs of any additional solicitation and any adjourned session.
Financial Information. A copy of the Annual Report for each Fund for the most recent fiscal year ended June 30, 2025) has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be sent to The 2023 ETF Series Trust II, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, Attn: Shareholder Services or made by telephone by calling 1-617-346-7646.
Additional Information. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by GMO. In addition to soliciting proxies by mail, the Trustees, officers or agents of the Trust may solicit proxies in person or by telephone. The Trust has engaged Broadridge to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected to be approximately $125,000.
Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent in writing to the Trust at The 2023 ETF Series Trust II, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, Attn: Shareholder Services, or made by telephone by calling Broadridge toll-free at 1-855-206-1117.

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Fund Information
Mailing Address. The mailing address of the Trust and each Fund is The 2023 ETF Series Trust II, c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109.
Investment Adviser, Distributor, and Administrator. Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, Massachusetts 02109, serves as the investment adviser to each Fund.
Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the distributor (the “Distributor”) to each Fund.
State Street Bank & Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the administrator to each Funds.
Limitation of Trustee Liability. The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Independent Registered Public Accounting Firm. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02110, to serve as each Fund’s independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides auditing services in connection with the preparation of various Securities and Exchange Commission (“SEC”) filings, and consults with the Trust as to certain non-U.S. tax matters. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.
Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust, (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with

14

the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that relate directly to the operations and financial reporting of the Trust, and (c) aggregate non-audit fees in each of the last two fiscal years to the Trust and its Service Affiliates.
Pre-Approval Policies of the Audit Committee. The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services, subject to certain limitations on the projected fees associated with each service: (1) the engagement scope and terms of the annual audit; (2) certain audit-related services; (3) tax services permitted by SEC rules that the Audit Committee has reviewed and believes would not impair the independence of the auditor; and (4) non-audit services permitted by SEC rules that are routine and recurring and that the Audit Committee believes would not impair the independence of the auditor. All other types of services not included on the schedule to the Policy, or for which the projected fees exceed those provided in the schedule to the Policy, require the specific pre-approval by the Audit Committee, or, under certain enumerated conditions, the Chair of the Committee or the Chair of the Board, if they are to be provided by the independent auditor.
The Trust’s Audit Committee has considered whether the provision of non-audit services by the Trust’s independent registered public accounting firm to the Trust’s Service Affiliates that were not pre-approved by the Committee (because they did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of the independent registered public accounting firm as the Trust’s auditors.
Other Information. Please refer to Exhibits F through H for additional information about the Funds and the Trust, including information about the Trust’s officers, shares outstanding in the classes offered by the Funds and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of the dates specified on each Exhibit.
PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
September 15, 2025

15

EXHIBIT A—NOMINATING COMMITTEE CHARTER
THE 2023 ETF SERIES TRUST II
NOMINATING COMMITTEE CHARTER1
I.	Mission Statement
The Board of Trustees (the “Board”) of The 2023 ETF Series Trust II (the “Trust”) has adopted this charter (the “Charter”) to govern the activities of the Nominating Committee of the Board (the “Nominating Committee”). This Charter applies to the Trust, the Board, and the Nominating Committee.
The Nominating Committee is a committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of the Trust will select and nominate candidates for election to the Board, including, but not limited to, by identifying candidates for any vacancies that may exist from time to time, conducting diligence on such candidates as the Committee may deem appropriate (which may include, but is not necessarily limited to, examination of credentials, personal interviews, and inquiry of persons acquainted with the candidate) and making appropriate recommendations to the Board for the election, or nomination for election, by Fund shareholders of a new Trustee.
The scope of the Nominating Committee’s responsibilities and its structure, process, and membership requirements are set forth herein.
II.	Organization
The membership of the Nominating Committee shall consist of at least two trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (“Independent Trustees”), who shall be designated by the full Board of Trustees. The presence of any two members of the Nominating Committee shall represent a quorum and a majority vote of those present shall be sufficient to take any action. Only Independent Trustees may serve on a Nominating Committee.
A majority of the Independent Trustees may appoint and/or replace Nominating Committee members from time to time. The Nominating Committee may designate one member to serve as Chair of the Nominating Committee but need not make such a designation. The Nominating Committee members shall serve until their resignation or removal by a majority of the Independent Trustees.
The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.
1 This Charter applies to any wholly-owned subsidiary formed by the Trust for the purpose of holding or making investments on behalf of the Trust.

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III.  Authority and Responsibilities
The Nominating Committee, in discharging its responsibilities under the Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:
1.
To make nominations for Independent Trustee membership on the Board. Potential nominees may be considered in light of any factor the Committee members deem relevant, including their professional experience, education, skill, collegiality, and other individual qualities and attributes that contribute to Board diversity.

2.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.
3.	To review Nominating Committee Chair assignments and Nominating Committee assignments periodically.
4.	To consider the structure, operations, and effectiveness of the Nominating Committee and review this Charter periodically.
5.	To meet periodically, as necessary and, at such times, as circumstances dictate.
6.	To hire any expert(s) deemed necessary by the Nominating Committee to perform its duties.
The Nominating Committee shall have the resources to discharge all its responsibilities, including but not limited to the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Expenditures made by the Nominating Committee must be presented for review by the full Board, including by a majority of its Independent Trustees, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust.
IV.	Records
The Nominating Committee shall retain copies of any report submitted to it and a written record of its consideration of and response to such reports.
Adopted: August 21, 2023

A-2

APPENDIX A
Procedures for Shareholders to Submit Nominee Candidates
(As of August 21, 2023)
A shareholder of the Trust must follow the following procedures to submit properly a nominee recommendation for the Committee’s consideration.
1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election.

The Shareholder Recommendation must include:
(i)	a statement in writing setting forth
(A)	the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”);
(B)	the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate;
(C)
any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust);

(D)
any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of

A-3

directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and
(E)
whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination;

(ii)	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;
(iii)	the recommending shareholder’s name as it appears on the Trust’s books;
(iv)	the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder;
(v)
a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and

(vi)	a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.
In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

A-4

EXHIBIT B—TRUSTEE AND OFFICER COMPENSATION
The following table shows the compensation earned by each Trustee for the fiscal year ended June 30, 2025. Independent Trustee fees are paid by the adviser to each series of the Trust and not by the Funds:

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex Paid to Trustees
Robert Howard	$0	$19,500
Joan Binstock	$0	$19,500
Ellen Needham	$0	$19,500
Thomas Lydon, Jr.	$0	$19,500

No officer of the Trust received aggregate compensation exceeding $60,000 from any Fund during the fiscal year ended June 30, 2025.

B-1

EXHIBIT C—SHARE HOLDINGS
The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of each Fund, including any registered investment company within the same family of funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of December 31, 2024, none of the Nominees owned shares of a Fund.

Name of Trustee	Name of Fund	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned In Series of the Trust
Robert Howard	N/A	None	None
Joan Binstock	GMO U.S. Quality ETF	$50,001-$100,000	$50,001-$100,000
Ellen Needham	N/A	None	None
Thomas Lydon, Jr.	GMO U.S. Quality ETF	$50,001-$100,000	$50,001-$100,000

As of August 15, 2025, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

C-1

EXHIBIT D—OWNERSHIP IN RELATED COMPANIES
None of the Trustees or Nominees or their family members owned securities, as of August 15, 2025, in the Manager, the Distributor, or entities directly or indirectly controlling, controlled by or under common control with, the Manager or the Distributor.

D-1

EXHIBIT E—FEES BILLED BY AUDITORS
Exhibit E sets forth, for the Trust’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Trust (each, a “Service Affiliate”) that related directly to the operations and financial reporting of the Trust. These fees are categorized under the following captions:
Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.
Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.
All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
During the periods indicated in the statements below, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Trust or the Trust’s Service Affiliates.
Below are the fees billed in each of the last two fiscal years for services rendered to the Trust by PricewaterhouseCoopers LLP:
Audit Fees: The aggregate fees billed to the Trust for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audit of the Trust’s annual financial statements for the fiscal years ending June 30, 2024 and June 30, 2025 were $64,000 and $264,200 respectively.
Audit-Related Fees: The aggregate fees billed to the Trust for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending June 30, 2024 and June 30, 2025 were $0 and $0, respectively. The

E-1

aggregate fees billed to the Trust’s Service Affiliates for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending June 30, 2024 and June 30, 2025 were $0 and $0, respectively.
Tax Fees:  The aggregate fees billed to the Trust for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, for the fiscal years ending June 30, 2024 and June 30, 2025 were $12,100 and $39,517, respectively.   The aggregate fees billed to the Trust’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Trust for the fiscal years ending June 30, 2024 and June 30, 2025 were $0 and $0, respectively.
All Other Fees. For the fiscal years ending June 30, 2024 and June 30, 2025, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Trust and for non-audit services rendered to the Trust’s Service Affiliates were $0 and $35,000.

E-2

EXHIBIT F—OFFICER INFORMATION
Set forth below is information about each of the persons currently serving as officers of the Trust. The address of each officer of the Trust is The 2023 ETF Series Trust II c/o Grantham, Mayo, Van Otterloo & Co. LLC, 53 State Street, 33rd Floor, Boston, MA 02109.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tara Pari (1976)	President	Since July 2025
Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 – present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present).

Betty Maganzini (1972)	Treasurer	Since July 2025	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).
Douglas Y Charton (1982)	Secretary	Since July 2025	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present).
Greg Pottle (1971)	Chief Compliance Officer	Since July 2025	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

F-1

EXHIBIT G—SHARES OUTSTANDING
The table below lists the shares outstanding of each Fund of the Trust as of September 8, 2025.

FUND NAME	SHARES OUTSTANDING
GMO Beyond China ETF	400,000
GMO International Quality ETF	2,950,000
GMO International Value ETF	5,800,000
GMO Systematic Investment Grade ETF	250,000
GMO U.S. Quality ETF	70,164,000
GMO U.S. Value ETF	2,000,000

G-1

EXHIBIT H—BENEFICIAL OWNERSHIP
The name, address and percentage ownership of each DTC Participant that owned of record, or beneficially, 5% or more of the outstanding shares of each Fund as of September 8, 2025, is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

FUND NAME	NAME & ADDRESS	Percent ownership
GMO Beyond China ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	46.73%
GMO Beyond China ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	11.40%
GMO Beyond China ETF	Interactive Brokers LLC/Retail 1 Pickwick Plaza Greenwich, CT 06830	10.36%
GMO Beyond China ETF	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.16%
GMO Beyond China ETF	J.P. Morgan Securities LLC 383 Madison Ave New York, NY 10179	6.99%
GMO Beyond China ETF	Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355	6.56%
GMO International Quality ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	28.34%
GMO International Quality ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.19%
GMO International Quality ETF	Pershing LLC One Pershing Plaza Jesey City, NJ 07399	15.31%
GMO International Quality ETF	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	8.17%

H-1

FUND NAME	NAME & ADDRESS	Percent ownership
GMO International Quality ETF	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	6.05%
GMO International Value ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	32.25%
GMO International Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	29.53%
GMO International Value ETF	Pershing LLC One Pershing Plaza Jesey City, NJ 07399	9.72%
GMO International Value ETF	Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355	6.62%
GMO International Value ETF	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	5.01%
GMO Systematic Investment Grade Credit ETF	State Street Bank and Trust Company John Adams Building 1776 Heritage Dr. North Quincy, MA 02171	49.09%
GMO Systematic Investment Grade Credit ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.20%
GMO Systematic Investment Grade Credit ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	10.10%
GMO Systematic Investment Grade Credit ETF	BofA Securities, Inc. One Bryant Park New York, NY 10036	7.57%
GMO Systematic Investment Grade Credit ETF	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	6.69%
GMO U.S. Quality ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	31.50%
GMO U.S. Quality ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.60%

H-2

FUND NAME	NAME & ADDRESS	Percent ownership
GMO U.S. Quality ETF	HSBC Bank USA, NA/Clearing 452 Fifth Avenue New York, NY 10018	19.88%
GMO U.S. Quality ETF	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.76%
GMO U.S. Quality ETF	Pershing LLC One Pershing Plaza Jesey City, NJ 07399	5.48%
GMO U.S. Value ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	50.75%
GMO U.S. Value ETF	National Financial Services LLC 200 Seaport Blvd Ste 630 Boston, MA 02210	17.62%
GMO U.S. Value ETF	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	10.36%
GMO U.S. Value ETF	Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355	9.72%

H-3

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GMO EXCHANGE TRADED FUNDS
53 STATE STREET, 33RD FLOOR
BOSTON, MA 02109

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79564-S20585

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees			
Nominees:	☐	☐	☐

01) Paul Braverman
02) Peter Tufano
03) Enrique Chang
04) Dina Santoro

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Trustees of the Trust unanimously recommends that you vote FOR the nominees for Trustee named in this proposal.

When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V79565-S20585

THE 2023 ETF SERIES TRUST II

Proxy for a meeting of shareholders to be held on October 16, 2025

The undersigned hereby appoints Douglas Y. Charton and Diane Finn and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of The 2023 ETF Series Trust II (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:30 a.m., Boston Time, on October 16, 2025 in person at the offices of Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") on the 36th floor of 53 State Street, Boston, MA 02109, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. This Proxy is solicited by the Board of Trustees of the Trust. The Board recommends that you vote FOR the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided.